SCHEDULE 14A
                               (Rule 14a-101)
                  INFORMATION REQUIRED IN PROXY STATEMENT

                          SCHEDULE 14A INFORMATION
        Proxy Statement Pursuant to Section 14(a) of the Securities
                  Exchange Act of 1934 (Amendment No.    )

     Filed by the registrant  / /

     Filed by a party other than the registrant  /x/

     Check the appropriate box:

     /x/  Preliminary proxy statement       / / Confidential,
                                         For Use of the
                                         Commission Only
                                         (as permitted by
                                         Rule 14a-6(e)(2))

     / /  Definitive proxy statement

     / /  Definitive additional materials

     / /  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                               GAINSCO, INC.
              (Name of Registrant as Specified in Its Charter)

               SANDERA PARTNERS, L.P., SCM ADVISORS, L.L.C.,
          NEWCASTLE PARTNERS, L.P., JOHN A. (PETE) BRICKER, JR.
        (Name of Person(s) Filing Proxy Statement, if Other Than the
Registrant)

Payment of filing fee (Check the appropriate box):

     /x/  No fee required.

     / / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it is determined:

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

     / /  Fee paid previously with preliminary materials:

     / /   Check box if any part of the fee is offset as provided by
Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount previously paid:

     (2)  Form, Schedule or Registration Statement no.:

     (3)  Filing Party:

     (4)  Date Filed:

PRELIMINARY COPY   SUBJECT TO COMPLETION, DATED AUGUST 27, 1998



                     SOLICITATION OF AGENT DESIGNATIONS
                           IN CONNECTION WITH THE
                 CALL OF A SPECIAL MEETING OF SHAREHOLDERS
                                     OF
                               GAINSCO, INC.



                          SOLICITATION  STATEMENT
                                     OF
                                  SANDERA
                        1601 Elm Street, Suite 4000
                            Dallas, Texas  75201
                               (214) 720-1688




     This Solicitation Statement and the accompanying GOLD Agent Designation card are being furnished to holders of outstanding common stock, par value $.10 per share (the "Common Shares"), of Gainsco, Inc., a Texas corporation (the "Company"), in connection with the solicitation of appointments of Designated Agents ("Agent Designations") from holders of the Common Shares. The Agent Designations are being solicited by the following persons (collectively, "Sandera"), Sandera Partners, L.P., SCM Advisors, L.L.C., Newcastle Partners, L.P., and John A. (Pete) Bricker, Jr., to provide for the call of a special meeting of the Company's shareholders (the "Special Meeting") for the purpose of considering and voting on the proposals described below under the heading "SPECIAL MEETING PROPOSALS" (the "Special Meeting Proposals"). The principal executive offices of the Company are located at 500 Commerce Street, Fort Worth, Texas 76102.

     Under the Company's Articles of Incorporation (the "Articles"), special meetings of shareholders may be called "by . . . the holders of not less than twenty-five percent of all of the shares entitled to vote at the meetings" (the "Requisite Holders"). According to the Company's Quarterly Report on Form 10-Q for the quarterly period ended June 30, 1998, there were, to the best knowledge of Sandera, 20,896,563 Common Shares outstanding as of June 30, 1998. Sandera Partners, L.P. is the owner of record of 1,080,565 Common Shares, or approximately 5.2% of the outstanding Common Shares.

     Sandera requests that Agent Designations be signed, dated and delivered to
it before      , 1998 (the "Target Date"), by facsimile transmission (FAX) or by mail (using the enclosed envelope), to Sandera's solicitor, D.F. King & Co., Inc. ("D.F. King"), at 77 Water Street, New York, New York 10005, telephone
(212) 269-5550 (call collect) and 1-800-[            ] (toll free) and FAX:
(212) 269-2798. THE FAILURE TO EXECUTE AND RETURN A GOLD AGENT DESIGNATION IN
A TIMELY MANNER WILL HAVE THE SAME EFFECT AS OPPOSING THE CALL OF THE SPECIAL MEETING.

     THESE ARE PRELIMINARY SOLICITATION MATERIALS AND, IN ACCORDANCE WITH UNITED STATES SECURITIES LAWS, DO NOT INCLUDE AN AGENT DESIGNATION CARD. ONCE OUR SOLICITATION MATERIALS BECOME DEFINITIVE, YOU WILL RECEIVE ANOTHER COPY ALONG WITH OUR GOLD AGENT DESIGNATION CARD WHICH YOU CAN USE TO VOTE YOUR SHARES.

     Pursuant to this Solicitation Statement, Sandera is soliciting Agent Designations from holders of outstanding Common Shares to call a Special Meeting. By executing an Agent Designation card, a shareholder will designate specified persons as agents of the Company's shareholders with authority to take all actions, other than voting the Common Shares at the Special Meeting, permitted to be taken by such shareholders under the Texas Business Corporation Act (the "TBCA") in order to call and convene the Special Meeting. The Special Meeting will be called to consider and vote upon the Special Meeting Proposals, which include (i) a resolution urging the Board to consider fully and impartially all available options to maximize shareholder value, including the possibility that the Company be sold, (ii) the removal of two members of the Company's current Board of Directors (the "Board"), and (iii) the election of Sandera nominees (the "Nominees") as directors to replace the Company directors so removed.
     This Solicitation Statement and the accompanying GOLD Agent Designation card are first being sent to shareholders of the Company on or about
    , 1998. Sandera urges you to sign, date and return today the enclosed GOLD Agent Designation card in the enclosed postage prepaid envelope.

     AT THIS TIME SANDERA IS SOLICITING AGENT DESIGNATIONS TO PROVIDE FOR THE CALLING OF A SPECIAL MEETING OF SHAREHOLDERS. SANDERA IS NOT SOLICITING YOUR PROXY TO VOTE ON MATTERS BROUGHT BEFORE THE SPECIAL MEETING. ONCE THE SPECIAL MEETING HAS BEEN CALLED, YOU WILL RECEIVE ADDITIONAL PROXY MATERIALS SOLICITING PROXIES TO VOTE ON THE SPECIAL MEETING PROPOSALS.

     THE FAILURE TO EXECUTE AND RETURN THE GOLD AGENT DESIGNATION WILL HAVE THE SAME EFFECT AS OPPOSING THE CALL OF THE SPECIAL MEETING. REGARDLESS OF HOW MANY SHARES YOU OWN, YOUR VOTE IS VERY IMPORTANT.

     IMPORTANT NOTE: If your shares are held in the name of a brokerage firm, bank or other institution, only it can execute an Agent Designation with respect to your Common Shares and only upon receipt of your specific instructions. Accordingly, you should contact the person responsible for your account and give instructions for the GOLD Agent Designation card to be signed representing your shares.

     For assistance or further information, please call D.F. King, which is
assisting us in this matter, toll free at 1-800-[          ] or collect at (212)
269-5550.

                        REASONS FOR THE SOLICITATION

     The principal objective of the call of the Special Meeting is to give the Company's shareholders an opportunity to express their views regarding the future of the Company. Sandera believes shareholder value is most likely to be maximized if the Board considers fully and impartially all available options, including the possibility that the Company be sold. Sandera further believes the Board's full and impartial consideration of all available options, as well as the interests of shareholders generally, would be best served by the addition of two new directors to the Board.

          SHAREHOLDERS ENTITLED TO EXECUTE AGENT DESIGNATIONS AND
           EFFECT OF EXECUTION AND DELIVERY OF AGENT DESIGNATIONS

     Under the Company's Articles and Bylaws, a special meeting of the Company's shareholders may be called by one or more holders of Common Shares representing in the aggregate at least 25% of all the votes entitled to be cast on any issue proposed to be considered at such meeting. According to the Company's Bylaws, each holder of Common Shares is entitled to one vote per Common Share held. According to the Company's Quarterly Report on Form 10-Q for the quarterly period ended June 30, 1998, there were, to the best knowledge of Sandera, 20,896,563 Common Shares outstanding as of June 30, 1998. Based on such number and the fact that Sandera owns 1,153,002 Common Shares, Agent Designations from holders of an aggregate of at least 4,071,139 Common Shares in addition to Sandera will be required to call the Special Meeting. Under the TBCA, a corporation's bylaws may fix or provide the manner of fixing the record date for
determining shareholders entitled to call a special meeting.   The Company's
Bylaws contain no such provision. Article 2.24(C) of the TBCA, however, provides that, if not otherwise stated in or fixed in accordance with the bylaws of the corporation, the record date for determining shareholders entitled to call a special meeting is the date the first shareholder signs the notice of that meeting. Sandera Partners, L.P. has signed the notice of the meeting on the date of this Solicitation Statement. Accordingly, the record date for determining shareholders entitled to call the Special Meeting is
     .

     Under the TBCA, notice of the Special Meeting shall be delivered by or at the direction of the person calling the meeting. The Company's Bylaws provide that the notice of the Special Meeting must be delivered not less than ten nor more than fifty days prior to the date of such meeting. Following receipt of Agent Designations from the Requisite Holders, the persons designated as the shareholders' agents in the Agent Designations (each, a "Designated Agent") will call the Special Meeting, fix the place, date and time of the Special Meeting and cause notice thereof to be given to the Company's shareholders entitled thereto. The Agent Designations grant to the Designated Agents the full rights and authority of the Requisite Holders to take these actions in connection with the Special Meeting but the Agent Designations will not give the Designated Agents the right to vote any Common Shares at the Special Meeting and no proxies for such votes are being solicited with this Solicitation Statement. Sandera will send Company shareholders additional materials soliciting proxies to vote at the Special Meeting.

     Under Article 2.26(B) of the TBCA, the board of directors of a corporation has the authority to fix the record date for a special meeting of the shareholders, which date shall not be more than sixty nor less than ten days prior to the date of such meeting. Notwithstanding the foregoing, Article 2.26(B) of the TBCA further provides that if no record date has been fixed by the board of directors, the record date for determining the shareholders entitled to notice of, or to vote at, a Special Meeting shall be the date on which the notice of the meeting is mailed.

     Any shareholder executing and delivering Sandera's GOLD Agent Designation card may revoke such action at any time prior to delivery of Agent Designations from the Requisite Holders to the Company by executing and delivering an instrument expressly revoking the Agent Designation to Sandera, in care of D.F. King, by mail at 77 Water Street, New York, New York 10005 or FAX at (212) 269-2798, or to the Company at 500 Commerce Street, Fort Worth, Texas 76102. Although a revocation is effective if delivered to the Company, Sandera requests that either the original or photostatic copies of all revocations of Agent Designations be mailed or delivered to Sandera as set forth above, so that Sandera will be aware of all revocations and can more accurately determine if and when the requisite Agent Designations have been received.

     The purpose of the Special Meeting is to provide shareholders of the Company the opportunity to consider and vote on the Special Meeting Proposals.

                         SPECIAL MEETING PROPOSALS

Proposal No. 1:     Maximize Value Resolution

     "RESOLVED, that the shareholders of the Company urge the Board to consider fully and impartially all available options to maximize shareholder value, including the possibility that the Company be sold."

     Shareholders should note that, even if approved by the majority of the shares present in person or by proxy and entitled to vote at the Special Meeting, the Maximize Value Resolution will not be binding on the Board. Sandera believes, however, that the expression of shareholder views through the vote for the Maximize Value Resolution may, nonetheless, cause the Board to reconsider the Company's future.

Proposal No. 2:     Director Removal Resolution

     At the Special Meeting, Sandera intends to propose a resolution to remove two members of the current Board. The Bylaws of the Company provide that the Board shall consist of nine directors until the 1998 annual meeting of shareholders, at which time the number of directors shall be reduced to eight directors. According to publicly available information, the Company's Board currently consists of eight persons. The persons appointed by the proxy to be solicited by Sandera for the Special Meeting would vote the Common Shares represented by such proxies in favor of this proposal to remove two directors.

     The Bylaws of the Company provide that any director may be removed either for or without cause at any special or annual meeting of the shareholders by the affirmative vote of over two-thirds of the number of shares present in person or by proxy at such meeting.

Proposal No. 3:     Election of Directors Resolution

     Sandera also intends to propose that its Nominees be elected as directors of the Company to fill the vacancies created by the removal of two directors.
If Sandera Nominees are elected, Sandera anticipates the Nominees will encourage the Board to consider fully and impartially all available options to maximize shareholder value, including the possibility that the Company be sold, subject to their fiduciary duties as directors of the Company and the general statutory standards applicable to any person serving as a director of a Texas corporation as required by the TCBA. Assuming there is a quorum at the Special Meeting, directors are elected by a plurality of votes cast by the holders of shares entitled to vote at the Special Meeting. Shareholders of the Company do not have cumulative voting rights.

     Set forth below are the name, age, present principal occupation and business experience for the past five years of each of the nominees. Each nominee has consented to serve as a director.

Name, Age, and                          Principal Occupation
Business Address                        During the Last Five Years

John A. (Pete) Bricker, Jr., (46)       President of Sandera Capital, L.L.C.
1601 Elm Street                           (Private Investment firm) since 1995;
Suite 4000                              President and Manager of SCM
Dallas, Texas 75201                     Advisors, L.L.C. (Registered
                                        investment advisor) since 1991;
                                        prior to 1993, lecturer in finance,
                                        Edwin L. Cox School of Business,
                                        Southern Methodist University.

Mark E. Schwarz (37)                         Vice President of Sandera
1601 Elm Street                              Capital, L.L.C.(Private investment
Suite 4000                              firm) since 1995; Manager of Sandera
Dallas, Texas  75201                    Capital, L.L.C. since 1996;
                                        Securities analyst/portfolio manager
                                        of SCM Advisors, L.L.C. (Registered
                                        investment advisor) from 1993 to
                                        1996; Sole general partner of
                                        Newcastle Partners, L.P. (Private
                                        investment firm) since 1993.

     According to the proxy statement for the Company's 1998 annual meeting of shareholders, each director of the Company who is not a full time employee of the Company receives a quarterly retainer of $2,000 and a meeting fee of $500 per meeting, plus expenses incurred in attending meetings of the Board. In addition, non-employee directors receive options to purchase a minimum of 42,000 Common Shares, plus 8,400 Common Shares for each year of service in excess of five years up to a maximum of an additional 42,000 Common Shares under the 1995 Stock Option Plan.

     Sandera believes that each Sandera Nominee, if elected, will receive the Company's regular directors' compensation and will be indemnified for his services as a director of the Company to the same extent indemnification is available to directors of the Company under the Company's Articles.

     In addition, Sandera believes that, upon election, Sandera Nominees will be covered by the Company's officer and director liability insurance, assuming the Company has in effect a standard officer and director insurance policy.

                                 BACKGROUND

Who is Sandera?

     Sandera Partners, L.P., a Texas limited partnership, is a private investment partnership based in Dallas, Texas and associated with the family of Lamar Hunt. Sandera Partners, L.P. was formed in 1995 by a predecessor of its general partner, Sandera Capital Management, L.P. Sandera Capital Management, L.P., in turn, is a Texas limited partnership formed by its general partner, Sandera Capital, L.L.C. to manage Sandera Partners, L.P. Sandera Capital, L.L.C. is a Texas limited liability company managed by Messrs. Bricker and Schwarz and Mr. Clark K. Hunt. The business address of each of the foregoing entities and persons is 1601 Elm Street, Suite 4000, Dallas, Texas 75201.

     SCM Advisors, L.L.C., a Delaware limited liability company, is a registered investment advisor based in Dallas, Texas. The principal business of SCM Advisors is the purchase, sale, exchange, acquisition and holding of investment securities on behalf of investment advisory clients. The business address of SCM Advisors, L.L.C.. is 1601 Elm Street, Suite 4000, Dallas, Texas 75201.

     Newcastle Partners, L.P. is a Texas limited partnership based in Dallas, Texas. Newcastle Partners, L.P. was formed in 1993 by its general partner, Mark
E. Schwarz, to purchase, sell, acquire, hold and exchange investment securities. The business address of Newcastle Partners, L.P. is 4650 Cole Avenue, Suite 331, Dallas, Texas 75205.

Sandera's Involvement with the Company

     Sandera initially purchased shares of the Company in 1993, and has owned shares of the Company continuously since then. It substantially increased its ownership in 1998 and currently owns 1,153,002 shares, or approximately 5.5% of the shares outstanding. Sandera increased its ownership in 1998 because it believed there were unexploited opportunities to increase shareholder value. Subsequently, Sandera has been unable to resolve its concerns over the problems it believes to be inherent in the Company's reformulated business strategy. Sandera has also been unable to resolve its concern that the Board may not have considered fully and impartially all available options to maximize shareholder value, including the possibility that the Company be sold.

     Accordingly, after considering various alternatives, on August 18, 1998 Sandera Partners, L.P. delivered a demand to the Company to inspect a list of
the Company's shareholders.   The purpose of this demand was to help Sandera
more effectively communicate with the Company's shareholders, with a view to determining whether and how Sandera might assert its rights as a shareholder.

                       VOTING SECURITIES OUTSTANDING

     The following table provides information as to the beneficial ownership of the Common Shares by Sandera Nominees, each current director and officer, all current officers and directors as a group, and each other person who beneficially owns 5% or more of the Common Shares. The information for current directors, current officers and for all current officers and directors as a group has been taken from the Company's 1998 annual meeting proxy statement dated June 11, 1998. The information for beneficial holders (other than Sandera) of 5% or more of the Common Shares has been taken from each such holder's most recent filing on Schedule 13D or Schedule 13G with the Securities and Exchange Commission. Although Sandera has no reason to believe that any such information is inaccurate or incomplete, Sandera has undertaken no independent investigation of such information and does not assume any responsibility for its accuracy or completeness.

                              Sandera Nominees

Name and Address
of Beneficial Owner                Common Shares       Percent ofClass

John A. (Pete) Bricker, Jr.(1)             1,089,002             5.2%
1601 Elm Street, Suite 4000
Dallas, Texas  75201

Mark E. Schwarz(2)                    1,144,565             5.5%
1601 Elm Street, Suite 4000
Dallas, Texas  75201


     (1) Represents (a) 849 Common Shares owned by Mr. Bricker directly, (b) 1,080,565 Common Shares that Mr. Bricker may be deemed to own beneficially because of his position as a controlling person of Sandera Capital, L.L.C., which is the general partner of Sandera Capital Management, L.P., which in turn is the general partner of Sandera Partners, L.P. (which is the direct beneficial owner of the 1,080,565 Common Shares), and (c) 7,588 Common Shares that Mr. Bricker may be deemed to own beneficially because of his position as a controlling person of SCM Advisors, L.L.C., which is the beneficial owner of the 7,588 Common Shares.

     (2) Mr. Schwarz owns no Common Shares; however, the shares shown for Mr. Schwarz represent (a) 64,000 Common Shares that Mr. Schwarz may be deemed to own beneficially because of his position as the general partner of Newcastle Partners, L.P. which is the direct beneficial owner of the 64,000 Common Shares and (b) 1,080,565 Common Shares that Mr. Schwarz may be deemed to own beneficially because of his position as a controlling person of Sandera Capital, L.L.C., which is the general partner of Sandera Capital Management, L.P., which in turn is the general partner of Sandera Partners, L.P. (which is the direct beneficial owner of the 1,080,565 Common Shares).

               Current Directors and Named Executive Officers

Name of             Common Shares       Percent   Total          Percent
Beneficial Owner    Excluding Options   of Class  Common Shares  of Class

Glenn W. Anderson        -0-            0.0%       579,710(1)         2.8%

Joel C. Puckett          303,120             1.5%       463,221(2)         2.2%

Sam Rosen           119,108             *          209,572(3)         *

Daniel J. Coots           47,390             *          125,662(4)         *

John H. Williams        617             *           45,762(5)         *

Harden H. Wiedemann       15,404             *           45,644(6)         *

Richard M. Buxton    15,000             *           36,808(7)         *

Richard A. Laabs        160             *           20,702(8)         *

John C. Goff            -0-             0.0%        16,800(9)         *

Robert J. McGee, Jr.         -0-             0.0%        16,800(10)   *

Executive Officers
as a group
(10 persons)        299,765             1.4%     1,280,272(11)   6.1%

*  Less than 1%

     (1) Includes 579,710 Common Shares that Mr. Anderson has the right to acquire within 60 days through the exercise of options granted pursuant to his Employment Agreement with the Company.

     (2) Includes 51,927 Common Shares held by the Joel Puckett Self-Employed Retirement Trust and 160,101 Common Shares that Mr. Puckett has the right to acquire within 60 days through the exercise of options granted under the 1990 and 1995 Stock Option Plans.

     (3) Includes 3,163 shares held by an IRA of Mr. Rosen's wife. Mr. Rosen disclaims beneficial ownership of those shares. Also includes 35,065 shares held for the benefit of Mr. Rosen by the Shannon, Gracey, Ratliff & Miller, L.L.P. Profit Sharing Plan, 3,163 Common Shares held by Mr. Rosen's IRA and 90,464 Common Shares that Mr. Rosen has the right to acquire within 60 days through the exercise of options granted under the 1990 and 1995 Stock Option Plans. Mr. Rosen is a partner in the law firm of Shannon, Gracey, Ratliff & Miller, L.L.P. That firm, or its predecessors, has been general counsel to the Company since 1979. The Company intends to retain that firm as its general counsel during the current fiscal year.

     (4) Includes 38,869 Common Shares held by the Profit Sharing Plan of the Company for the account of Mr. Coots as beneficiary and 78,272 Common Shares that Mr. Coots has the right to acquire within 60 days through the exercise of options granted under the 1990 and 1995 Stock Option Plans.

     (5) Includes 45,145 Common Shares that Mr. Williams has the right to acquire within 60 days through the exercise of options granted under the 1990 and 1995 Stock Option Plan.

     (6) Includes 30,240 Common Shares that Mr. Wiedemann has the right to acquire within 60 days through the exercise of options granted under the 1990 and 1995 Stock Option Plans.

     (7) Includes 21,808 Common Shares that Mr. Buxton has the right to acquire within 60 days through the exercise of options granted under the 1995 Stock Option Plan.

     (8) Includes 20,542 Common Shares that Mr. Laabs has the right to acquire within 60 days through the exercise of options granted under the 1995 Stock Option Plan.

     (9) Includes 16,800 Common Shares that Mr. Goff has the right to acquire within 60 days through the exercise of options granted under the 1995 Stock Option Plan.

     (10) Includes 16,800 Common Shares that Mr. McGee has the right to acquire within 60 days through the exercise of options granted under the 1995 Stock Option Plan.

     (11) Includes 81,743 Common Shares held by the Profit Sharing Plan of the Company for the account of executive officers and 980,507 Common Shares that executive officers of the Company have the right to acquire within 60 days through the exercise of options granted under the 1990 and 1995 Stock Option Plans.

     (12) Participants in the Profit Sharing Plan of the Company have no voting power with regard to shares held for their benefit but have sole disposition power.

                           Principal Shareholders

     The following table sets forth information with respect to each person who, to Sandera's knowledge, owns more than 5% of the Common Shares of the Company:

Name and Address              Common Shares            Percent of Class

Sandera(1)                           1,153,002                    5.5%
1601 Elm Street, Suite 4000
Dallas, Texas  75201

Joseph D. Macchia(2)                 2,347,444                   11.2%
1409 Indian Creek
Fort Worth, Texas  76109

Ryback Management Corporation(3)     1,222,200                    5.8%
7711 Carondelet Avenue
Box 16900
St. Louis, Missouri  63105

I. G. Investment Management Ltd.(4)1,363,500                6.5%
447 Portage Avenue
One Canada Center
Winnipeg, Manitoba R3C 3B6

The Millers Mutual Fire Insurance 1,559,900                 7.5%
  Company(5)
300 Burnett Street
Fort Worth, Texas  76102


     (1) Represents 1,080,565 Common Shares held by Sandera Partners, L.P., the general partner of which is Sandera Capital Management, L.P. Sandera Capital Management, L.P.'s general partner is Sandera Capital, L.L.C. Also includes 64,000 Common Shares held by Newcastle Partners, L.P., the sole general partner of which is Mark E. Schwarz, 849 Common Shares owned directly by John A. (Pete) Bricker, Jr., and 7,588 Common Shares beneficially owned by SCM Advisors, L.L.C.

     (2) This information was reported to the SEC and to the Company by Mr. Macchia. It was reported that Mr. Macchia had sole voting power and sole dispositive power of 2,347,444 Common Shares. Reference is made to the Schedule 13D, dated July 23, 1998, filed with the SEC by Mr. Macchia for more detailed information on the matter summarized in this footnote.

     (3) This information was reported to the SEC and to the Company by Ryback Management Corporation. It was reported that Lindner Growth Fund had the sole power to vote or to direct the vote and the sole power to dispose or to direct the disposition of 1,222,200 Common Shares. Reference is made to the Schedule 13G, dated January 23, 1998, filed with the SEC by Ryback Management Corporation for more detailed information on the matter summarized in this footnote.

     (4) This information was provided to the SEC and obtained by the Company from I. G. Investment Management Ltd., a Canadian based mutual fund company.
I. G. Investment Management Ltd., a subsidiary of Investors Group, Inc., in one or more of its mutual funds and private client managed accounts, holds 1,363,500 Common Shares. It was reported that I. G. Investment Management Ltd. holds sole voting and dispositive power over the Common Shares. Reference is made to the
Schedule 13F, dated May 6, 1998, filed with the SEC by I. G. Investment Management Ltd. for more detailed information on the matter summarized in this footnote.

     (5) This information was reported to the SEC and to the Company by The Millers Mutual Fire Insurance Company. It was reported that The Millers Mutual Fire Insurance Company has the sole power to vote or to direct the vote and the sole power to dispose or to direct the disposition of 1,559,000 Common Shares. Reference is made to Schedule 13D, dated May 6, 1998, filed with the SEC by The Millers Mutual Fire Insurance Company for more detailed information on the matter summarized in this footnote.

                       CERTAIN ADDITIONAL INFORMATION

     The rules of the SEC require Sandera to make available to shareholders certain additional information with respect to its Nominees and any others who may be deemed to be participants in Sandera's solicitation (each, including all the entities specified in the following three paragraphs, a "Participant").

     The name, business address, principal occupation and principal business of Sandera's Nominees appear above under "SPECIAL MEETING PROPOSALS--Proposal No. 3: Election of Directors." The principal business of Sandera Partners, L.P.
is the purchase, sale, exchange, acquisition and holding of investment securities. The general partner of Sandera Partners, L.P. is Sandera Capital Management, L.P., the principal business of which is serving as the general partner of Sandera Partners, L.P. and activities related thereto. The general partner of Sandera Capital Management, L.P. is Sandera Capital, L.L.C., the principal business of which is serving as the general partner of Sandera Capital Management, L.P. and activities related thereto. Sandera Capital, L.L.C. is controlled by its Managers, Messrs. Bricker and Schwarz and Clark K. Hunt. The principal occupation of Messrs. Bricker and Schwarz is set forth above under "SPECIAL MEETING PROPOSALS--Proposal No. 3: Election of Directors." The principal occupation of Clark K. Hunt is financial management. The business address of each person and entity named in this paragraph is 1601 Elm Street, Suite 4000, Dallas, Texas 75201.

     The number of Common Shares owned, of record or beneficially, by Sandera's Nominees is set forth above under "Voting Securities Outstanding -- Sandera Nominees" and in the notes thereto. Note 1 thereto sets forth the number of shares owned, of record or beneficially, by Sandera Partners, L.P., and SCM Advisors, L.L.C. Except insofar as any of the other entities specified in Note 1 may be deemed, under the rules of the Securities and Exchange Commission, to be the indirect owners of the 1,080,565 shares held by Sandera Partners, L.P. or the 7,588 shares beneficially owned by SCM Advisors, L.L.C., none of such entities owns any securities of the Company. Note 2 thereto sets forth the number of shares owned, of record or beneficially, by Newcastle Partners, L.P. Except insofar as any of the other entities specified in Note 2 may be deemed, under the rules of the Securities and Exchange Commission, to be the indirect owners of the 64,000 shares held by Newcastle Partners, L.P., none of such entities owns any securities of the Company.

     In addition, in its capacity as the majority equity owner of Sandera Capital, L.L.C., Hunt Financial Partners, L.P., a Texas limited partnership, may also be deemed to be a Participant in Sandera's solicitation. The principal business of Hunt Financial Partners, L.P. is financial management. The general partner of Hunt Financial Partners, L.P. is Hunt Financial Group, L.L.C., a Delaware limited liability company, the principal business of which is serving as the general partner of Hunt Financial Partners, L.P. Hunt Financial Group is controlled by its Managers, Clark K. Hunt, Lamar Hunt and J. R. Holland. The principal occupation of Mr. Clark K. Hunt is set forth above. The principal occupation of each of Mr. Lamar Hunt and Mr. J. R. Holland is financial management. The business address of each person and entity named in this paragraph is 1601 Elm Street, Suite 4000, Dallas, Texas 75201. The persons and entities named in this paragraph do not own any Common Shares; however, each may be deemed, under the rules of the Securities and Exchange Commission, to be the indirect owners of the 1,080,565 shares held by Sandera Partners, L.P.

     Schedule I hereto states, with respect to all securities of the Company purchased or sold within the past two years by each Participant, the dates on which they were purchased or sold and the amount purchased or sold on each such date. Participants not named in Schedule I have not purchased or sold any of the Company's securities. No part of the purchase price or market value of any of such securities is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities. Except as set forth herein, no Participant is, or was within the past year, a party to any contract, arrangement or understanding with any person with respect to any of the Company's securities including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits or the giving or withholding of proxies.

     Except as set forth above and under "Voting Securities Outstanding -- Sandera Nominees," neither the Participants nor any of their associates own beneficially, directly or indirectly, any securities of the Company.

     Except as set forth above under "SPECIAL MEETING PROPOSALS," or under "Certain Additional Information," no Participant or any associate of any Participant (i) has any arrangement or understanding with any person with respect to any future employment by the Company or its affiliates, (ii) has any arrangement or understanding with any person with respect to any future transactions to which the Company or any of its affiliates will or may be a party or (iii) had during the last fiscal year any direct or indirect material interest with respect to any, or has any such interest with respect to any currently proposed, transaction or series of similar transactions in which the amount involved exceeds $60,000 and to which the Company or any of its subsidiaries was or is to be a party.

                              THE SOLICITATION

     The entire cost of the solicitation of Agent Designations by Sandera will be borne by Sandera. Sandera intends, however, to seek reimbursement from the Company for these expenses if Sandera nominees are elected to the Board of Directors, and such reimbursement will not be submitted to a vote of the shareholders of the Company. Sandera estimates that total expenditures relating
to such solicitation will be approximately $         of which approximately $
       has been expended to date. Agent Designations will be solicited by mail, advertisement, telephone, and in person. Nominees and the other persons identified as Participants herein may, without additional compensation, make solicitations through personal contact or by telephone, and arrangements may be made with brokerage houses or other custodians, nominees and fiduciaries to send solicitation material to their principals. Sandera will reimburse any such persons for their reasonable expenses. In addition, Sandera has retained D.F. King to assist in the solicitation of Agent Designations on behalf of Sandera for a fee not to exceed $75,000 and reimbursement for its direct and indirect expenses. Sandera cannot now determine how many persons will be used by D.F. King in its solicitation efforts but anticipates that fewer than 50 such persons will be used. Sandera also expects to agree to indemnify D.F. King against certain liabilities and expenses, including liabilities and expenses under the federal securities laws.

                                 IMPORTANT

       If your shares are registered in the name of a brokerage firm, bank, bank nominee or other institution, only it can execute an Agent Designation for such shares and only after receiving your specific instructions. Accordingly, please contact the person responsible for your account and instruct that person to execute the GOLD Agent Designation card. If you have any questions or need assistance contact:

                           D. F. KING & CO., INC.
                              77 Water Street
                         New York, New York  10005
                               (212) 269-5550
                                 (collect)

                      CALL TOLL-FREE 1-800-[         ]
                            FAX:  (212) 269-2798

            PLEASE ACT PROMPTLY -- SIGN, DATE AND MAIL THE GOLD
                       AGENT DESIGNATION CARD TODAY!

                                                                  SCHEDULE I

        This Schedule sets forth information concerning all Common Shares of the Company purchased and sold by each Participant within the past two years, the dates on which they were purchased or sold and the amount purchased or sold on each such date.

                           SANDERA PARTNERS, L.P.

                                                Number of Shares
Date                                            Purchased (P) or Sold (S)

08/01/96                                                1,764 (P)*
08/01/96                                                1,102 (P)*
08/01/96                                                2,625 (P)*
01/02/97                                                  500 (P)
01/02/97                                                  703 (P)*
01/02/97                                                1,575 (P)*
01/02/97                                                1,050 (P)*
01/02/97                                                1,159 (P)
07/23/98                                               47,000 (P)
07/24/98                                              115,000 (P)
07/24/98                                              800,000 (P)
08/05/98                                               65,000 (P)

                            SCM ADVISORS, L.L.C.

                                                Number of Shares
Date                                            Purchased (P) or Sold (S)

08/01/96                                                1,102 (S)*
08/01/96                                                1,764 (S)*
08/01/96                                                2,625 (S)*
08/14/96                                                1,700 (P)
10/02/96                                                1,500 (P)
11/11/96                                                  400 (P)
11/15/96                                                1,200 (P)
11/15/96                                                  500 (P)
11/25/96                                                1,000 (P)
01/02/97                                                  703 (S)*
01/02/97                                                1,575 (S)*
01/02/97                                                1,050 (S)*
01/24/97                                                1,000 (P)
01/31/97                                                7,414 (S)
01/31/97                                                2,415 (S)
01/31/97                                                1,260 (S)
01/31/97                                                1,050 (S)

* Represents Common Shares contributed by SCM Advisors, L.L.C. to Sandera Partners, L.P.

                                                Number of Shares
Date                                            Purchased (P) or Sold (S)

01/31/97                                                1,050 (S)
01/31/97                                                  525 (S)
02/12/97                                                1,000 (P)
02/12/97                                                  500 (P)
03/17/97                                                1,097 (S)
03/24/97                                                1,000 (P)
03/26/97                                                1,792 (S)
03/26/97                                                1,700 (S)
03/26/97                                                1,500 (S)
03/26/97                                                  500 (S)
04/24/97                                                2,630 (S)
04/24/97                                                1,050 (S)
04/24/97                                                1,000 (S)
12/08/97                                                1,285 (S)
12/08/97                                                1,800 (S)
12/08/97                                                1,984 (S)
12/08/97                                                1,050 (S)
12/08/97                                                2,000 (S)
03/19/98                                                4,224 (S)
03/19/98                                                1,000 (S)
03/19/98                                                1,050 (S)
03/19/98                                                  400 (S)
03/31/98                                                2,586 (S)
03/31/98                                                2,100 (S)
03/31/98                                                1,000 (S)
03/31/98                                                  348 (S)
05/07/98                                                1,000 (S)

                          NEWCASTLE PARTNERS, L.P.

                                                Number of Shares
Date                                            Purchased (P) or Sold (S)

11/06/96                                                  400 (P)
05/05/97                                                  500 (P)
04/20/98                                                5,124 (S)
07/23/98                                                2,000 (P)
07/23/98                                                8,000 (P)
07/24/98                                                5,000 (P)
07/24/98                                               15,000 (P)
07/27/98                                               10,000 (P)
07/29/98                                                2,000 (P)
07/29/98                                                2,000 (P)
07/29/98                                                5,000 (P)
07/29/98                                                5,000 (P)
08/03/98                                                5,000 (P)
08/03/98                                                5,000 (P)

                  PRELIMINARY COPY--FOR THE INFORMATION OF
                THE SECURITIES AND EXCHANGE COMMISSION ONLY

                               GAINSCO, INC.

        THIS AGENT DESIGNATION TO CALL A SPECIAL MEETING OF SHAREHOLDERS OF GAINSCO, INC. (THE "COMPANY") IS SOLICITED BY SANDERA PARTNERS, L.P., SCM ADVISORS, L.L.C., NEWCASTLE PARTNERS, L.P. AND JOHN A. (PETE) BRICKER, JR. (COLLECTIVELY, "SANDERA").

        Each of the undersigned hereby constitutes and appoints John A. (Pete) Bricker, Jr. and Mark E. Schwarz, and each of them, with full power of substitution, the proxies and agents of each of the undersigned (such proxies and agents, together with each substitute appointed by any of them, if any, collectively, the "Designated Agents") in respect of all shares of Common Stock, par value $.10 per share (the "Common Shares"), of the Company owned by the undersigned to do any or all of the following, to which each of the undersigned hereby consents:

             1.  Pursuant to Article 2.04 of the Bylaws of the Company and
                  Article 2.24(C) of the Texas Business Corporation Act (the "TBCA"), to take all such action as shall be necessary or appropriate to call (BUT NOT TO VOTE AT) a special meeting of the shareholders of the Company (the "Special Meeting") for the purpose of considering and voting upon the following proposals:

             (i) to consider and vote upon a proposal urging the board
                  of directors of the Company to consider fully and impartially all available options to maximize shareholder value, including the possibility that the Company be sold;

             (ii) to consider and vote upon a proposal to remove two members of the board of directors of the Company; and

             (iii) to consider and vote upon a proposal to elect two director
                   nominees sponsored      by Sandera to the board of directors
                   of the Company.

        2.  In accordance with Article 2.05 of the Company's Bylaws and
Article 2.25(A) of the TCBA, to give or cause to be given, to the Company's shareholders entitled thereto, notice of the Special Meeting to be held on a date and at a place and time to be determined by the Designated Agents.

     (Agent Designation Continued And To Be Signed On The Other Side)

(continued)

        3. To exercise any and all of the other rights of each of the undersigned incidental to (i) calling and convening the Special Meeting and (ii) causing the purposes of the authority expressly granted herein to the Designated Agents to be carried into effect; provided, however, that NOTHING CONTAINED IN THIS INSTRUMENT SHALL BE CONSTRUED TO GRANT TO THE DESIGNATED AGENTS THE RIGHT, POWER OR AUTHORITY TO VOTE ANY COMMON SHARES OWNED BY THE UNDERSIGNED AT THE SPECIAL MEETING.

                                      Dated:


                                           (Signature)

                                           (Title)

                                           (Signature if held jointly)

                                      Please sign exactly as your name
                                      appears hereon.  When shares are
                                      held by joint tenants, both should
                                      sign.  When signing as an attorney,
                                      executor, administrator, trustee,
                                      guardian, corporate officer or
                                      partner, give full title as such.
                                      If a corporation, sign in full
                                      corporate name by authorized
                                      officer.  If a partnership, sign in
                                      partnership name by authorized
                                      person.


       PLEASE SIGN, DATE AND MAIL PROMPTLY IN THE ENCLOSED ENVELOPE.